EQUITY PLEDGE AGREEMENT

This Equity Pledge Agreement (this “Agreement”) is entered into at Xinghe County, Inner Mongolia, People’s Republic of China (“PRC”) on December 7, 2007 by and among the following parties:

Pledgee:	Xinghe Yongle Carbon Co., Ltd. (兴和县永乐碳素有榰狝任公司)
Address:	No. 19, Xingxin Street, Houhe, Xinghe County, Wulanchabu, Inner Mongolia, PRC
Legal Representative: Mr. Wei Aihu

Pledgors:
Mr. Jin Dengyong (梍登永)
ID No. 152627550418003
Address: No. 76, Xingxin Street, Houhe, Chengguan town, Xinghe County, Inner Mongolia, PRC

Mr. Du Benhua (杜本华)
ID No. 152627195301180018
Address: No. 49, Limin alley, Chengguan town, Xinghe County, Wulanchabu, Inner Mongolia, PRC

WHEREAS,

1.	Pledgee is a wholly foreign owned company duly registered and validly existing in the PRC;

2.	Xinghe Xingyong Carbon Co. Ltd. (“Xingyong”) is a limited liability company duly registered and validly existing in PRC;

3.	Pledgors are the shareholders of Xingyong, and among which Jin Dengyong owns 98% equity interest, and Du Benhua owns 2% equity interest; and

4.
Pledgee, Pledgors and the Xingyong have severally signed Exclusive Technical Consultation and Service Agreement, Business Operation Agreement, Option Agreement, and Assets Transfer Agreement on December 7, 2007.

5.
In order to guarantee that Pledgee collects normally technical service fees under the Exclusive Technical Consulting and Services Agreement, and to ensure the performance of the Exclusive Technical Consulting and Services Agreement, Business Operation Agreement, Option Agreement, and Assets Transfer Agreement, the Pledgors are willing to severally and jointly pledge all their equity interest in Xingyong to the Pledgee as a security for the performance of the obligations of Xingyong under the aforesaid agreements, with Pledgee as the Pledgee.

Therefore, through friendly negotiations and in the principles of equality and mutual benefit, the parties hereby enter into an agreement as follows.

1.	Definitions

Unless otherwise provided in this Agreement, the following terms shall have the following meanings:

1.1	Pledge means the full content of Article 2 hereunder.

1.2	Equity Interest means 100% equity interests in Xingyong legally held by the Pledgors and all the present and future rights and benefits based on such equity interest.

1.3
Various Agreements mean Exclusive Technical Consultation and Service Agreement, Option Agreement, Business Operation Agreement, and Assets Transfer Agreement signed by some or all of the parties respectively on [ ] [ ], 2007.

1.4	Event of Default means any event defined in Article 7 hereunder.

1.5	Notice of Default means the notice of default issued by Pledgee in accordance with this Agreement.

2.	Pledge

2.1	The Pledgors agree to pledge all the equity interest in Xingyong to Pledgee as the security for Pledgee’s rights and interest under the Various Agreements.

2.2
The Pledge under this Agreement includes the rights owned by the Pledgee to collect the fees (including legal fees), expenses, interests, losses, liquidated damages and compensations that Xingyong shall pay under the Various Agreements, and civil liabilities that Xingyong or Pledgors shall bear in case the Various Agreements wholly or partially become null and void due to any reason.

2.3	The Pledge under this Agreement refers to the priority right owned by Pledgee to the money gained from the conversion, auction, or sale of the equity interests pledged by the Pledgors to Pledgee.

2.4
Unless consent in writing by Pledgee, after the execution of this Agreement, the pledge under this Agreement will be discharged only when Xingyong and Pledgors have performed all the obligations and liabilities under the Various Agreements and Pledgee confirms in writing. If Xingyong or Pledgors have not fully performed all or part of its or their obligations or liabilities under the Various Agreements at the expiration of such agreements, Pledgee will maintain the pledge hereunder up to the date when all such obligations and liabilities are fully performed.

3.	Effect

3.1	This Agreement shall be excuted by all parties and take effect as of the date when the equities pledged are recorded in the Register of Shareholder of Xingyong

3.2
Pledgee is entitled to dispose the pledged equity hereunder if Xingyong fails to pay the fees in accordance with the Technical Consulting and Service Agreement or fail to perform the Business Operation Agreement, Assets Transfer Agreement and the Option Agreement or otherwise fails to comply with its obligations under the Various Agreements as required thereunder.

4.	Physical Possession Of Documents

4.1
The Pledgors shall deliver the physical possession of the Certificate of Distribution (original) of Xingyong to Pledgee, provide the proper record of such pledge on the shareholders’ register of Xingyong to Pledgee , and handle various approval and examination, registration and filling procedures required by PRC laws and regulations within ten (10) working days as of the date of conclusion of this Agreement or an earlier time agreed upon by the parties.

4.2
If items of the Pledge change, and such changes need to be registered or filed, Pledgee and Pledgors shall register or file such changes within five (5) working days as of the day of change, and shall deliver relevant change registration or filling documents.

4.3
During the term of the equity pledge, the Pledgors shall instruct Xingyong not to distribute any dividend, or adopt any profits distribution plan; if the Pledgors shall be entitled to collect any economic interests other than dividend and profits distribution plan, the Pledgors shall instruct Xingyong to transfer such economic interests into cash and pay the same into the bank account designated by Pledgee in accordance with Pledgee’s requirements, and the Pledgors shall not use money deposited into the bank account without the prior written consent of Pledgee.

4.4
During the term of Equity pledge, if one Pledgor subscribes new capital contribution or accepts an equity transfer from another Pledgor ( “Newly-added Equities”), the Newly-added Equities shall be automatically become pledged equities of this Agreement, and such Pledgor shall accomplish all the procedures with respect to the pledge of the Newly-added Equities within ten (10) working days after acquiring the Newly-added Equities. If ts Pledgor fails to accomplish the relevant procedures as specified in this article, the Pledgee shall have the right to exercise the pledge right as specified in Article 8 of this Agreement.

5.	Warranties and Representation of the Pledgors

The Pledgors hereby make the following representation and warranties to the Pledgee and confirm that Pledgee executes this Agreement in reliance of such representation and warranties:

5.1	The Pledgors lawfully own the equity interests hereunder and are entitled to create pledge on such the equity interests;

5.2
During the term of equity pledge according to Article 2.4 of this Agreement, Pledgee shall not be interfered by any other parties once Pledgee exercises the rights of the Pledge in accordance with this Agreement.

5.3	Pledgee is entitled to exercise the rights of the Pledge in accordance with relevant laws and this Agreement.

5.4
The execution and performance of this Agreement of the Pledgors has gained all necessary corporate and government authorization and shall not violate any applicable laws and regulations. The representative who signs this Agreement is lawfully and effectively authorized to execute this Agreement.

5.5
Except for the pledge under this Agreement, there is no other encumbrance or any security interests for the benefit of any third party on the equity interests pledged by the Pledgors (including but not limited to pledge).

5.6
There is no pending or possible civil, administrative or criminal litigation or administrative punishment or arbitration relating to the equity interests hereunder on the date of execution of this Agreement.

5.7	There are no outstanding taxes, fees or undecided legal procedures related with the equity interests hereunder on the date of execution of this Agreement.

5.8	Each provision hereunder is the expression of each Party’s true meaning and shall be binding upon all the Parties.

6.	Covenant Of The Pledgors

6.1	During the term of this Agreement, the Pledgors covenant to Pledgee that the Pledgors will:

6.1.1
not transfer or assign the equity interests, create or permit to create any pledges or security interests for the benefit of any third party without prior written consent from the Pledgee except transfer to the Pledgee or the person designated by the Pledgee as required by the Pledgee;

6.1.2
comply with and implement laws and regulations with respect to the pledge of rights, present to Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority within five (5) working days upon receiving such notices, orders or suggestions and take actions in accordance with the reasonable instruction of Pledgee;

6.1.3
timely notify Pledgee of any events or any received notices which may affect the Pledgors’ equity interest or any part of its right, and any events or any received notices which may change the Pledgors’ any covenant and obligation under this Agreement or which may affect the Pledgors’ performance of its obligations under this Agreement, and take actions in accordance with the instructions of Pledgee;

6.2
The Pledgors agree that Pledgee’s right of exercising the Pledge pursuant to this Agreement shall not be suspended or hampered by the Pledgors or any successors or transferees of the Pledgors or any other persons.

6.3
The Pledgors warrant to Pledgee that in order to protect or perfect the security over the obligations of Pledgors and/or Xingyong under Various Agreements, the Pledgors shall make any necessary amendment (if applicable), execute in good faith and cause other parties who have interests in the pledge to execute all the title certificates, contracts, and /or perform and cause other parties who have interests to take action as required by the Pledgee and make access to exercise the rights and authorization vested in the Pledgee under this Agreement, and execute all the documents with respect to the changes of certificate of equity interests with the Pledgee or another party designated by the Pledgee, and provides the Pledgee with all the documents regarded as necessary to the Pledgee within the reasonable time.

6.4
The Pledgors warrant to Pledgee that the Pledgors will comply with and perform all the guarantees, covenants, agreements, representations and conditions for the benefits of the Pledgee. The Pledgors shall compensate for all the losses suffered by Pledgee for the reasons that the Pledgors do not perform or fully perform their guarantees, covenants, agreements, representations and conditions.

7.	Event Of Default

7.1	The following events shall be regarded as an event of default:

7.1.1
Xingyong or its successors or transferees fail to make full payment of service fees under the Service Agreement on time, or the Pledgors or its successors or transferees fail to perform the Business Operation Agreement, Assets Transfer Agreement, Option Agreement, and Exclusive Technical Consulting and Service Agreement or Xingyong or Pledgors otherwise fail to comply with their obligations under the Various Agreements.;

7.1.2
The Pledgors make any material misleading or fraudulent representations or warranties under Article 5 and 6 herein, and/or the Pledgors are in violation of any representations or warranties under Article 5 and 6 herein;

7.1.3	The Pledgors violate any provisions of this Agreement in any material respect;

7.1.4	The Pledgors waive the pledged equity interests or transfers the pledged equity interests without prior written consent from the Pledgee except otherwise agreed under Article 6.1.1 herein;

7.1.5	The Pledgors are incapable of repaying the general debt or other debt;

7.1.6	This Agreement is illegal for the reason of the promulgation of any related laws or the Pledgor's incapability of continuing to perform the obligations herein;

7.1.7
Any approval, permits, licenses or authorization from the competent authority of the government needed to perform this Agreement or validate this Agreement are withdrawn, suspended, invalidated or materially amended;

7.1.8	The property of the Pledgors is adversely changed and causes Pledgee to deem that the capability of the Pledgors to perform the obligations herein is affected;

7.1.9	Other circumstances whereby the Pledgee is incapable of exercising the right to dispose the Pledge in accordance with relevant laws.

7.2
The Pledgors shall immediately give a written notice to Pledgee if the Pledgors are aware of or find that any event under Article 7.1 herein or any events that may result in the foregoing events have happened or are going on.

7.3
Unless the event of default under Article 7.1 herein has been solved to Pledgee's satisfaction, Pledgee, at any time when the event of default happens or thereafter, may give a written notice of default to the Pledgors and require the Pledgors to immediately make full payment of the outstanding fees under the Various Agreements, and other payables or timely perform the Business Operation Agreement, the Option Agreement, the Asset Transfer Agreement. If the Pledgors fail to timely correct or cure its breach within ten (10) days upon such written notice, Pledgee shall be entitled to exercise the rights of Pledge in accordance with Article 8 herein.

8.	Exercise Of The Right Of The Pledge

8.1
The Pledgors shall not transfer the pledged equities without prior written approval from Pledgee prior to the full repayment of the fees and the full performance of the obligations under Various Agreements.

8.2	Pledgee shall give a notice of default to the Pledgors in accordance with Article 7.3 when it exercises the right of pledge.

8.3	Subject to Article 7.3, the Pledgee may exercise the right of the Pledge at any time when Pledgee gives a notice of default in accordance with Article 7.3 or thereafter.

8.4
Pledgee is entitled to have priority in receiving payment by the evaluation or proceeds from the auction or sale of whole or part of the equity pledged herein in accordance with legal procedure until the outstanding fees under Various Agreements and all other payables thereunder are repaid, and the full performance of the Business Operation Agreement, the Option Agreement, and the Assets Transfer Agreement.

8.5	The Pledgors shall not hinder the Pledgee from disposing the Pledge in accordance with this Agreement and shall give necessary assistance so that the Pledgee could realize his Pledge.

9.	Transfer

9.1	The Pledgors shall not transfer the rights and obligations to any third party herein without prior written consent from the Pledgee.

9.2	This Agreement shall be binding upon the Pledgors and their successors and be effective to Pledgee and its successors and assignees.

9.3
Pledgee may transfer all or any rights and obligations under the Various Agreement to any third Pledgeet any time. In this case, the assignee shall enjoy and undertake the same rights and obligations herein of Pledgee as if the assignee is a party hereto. When Pledgee transfers the rights and obligations under the Various Agreement, at the request of Pledgee, the Pledgors shall execute relevant agreements and/or documents with respect to such transfer.

9.4	After the change of Pledgee resulting from the transfer, the new parties to the pledge shall execute a new pledge agreement and the Pledgors shall be responsible for all the registration procedures.

10.	Fees And Other Charges

10.1
Pledgee and Pledgors shall be equally responsible for all the fees and actual expenditures in relation to this Agreement including but not limited to legal fees, cost of production, stamp tax and any other taxes and charges.

11.	Force Majeure

11.1
If this Agreement is delayed in or prevented from performing in the Event of Force Majeure (“Event of Force Majeure”), only to the extent of such delay or prevention, the affected party is absolved from any liability under this Agreement. Force Majeure, which includes acts of governments, including changes in government laws and policies, acts of nature, fire, explosion, geographic change, flood, earthquake, tide, lightning, war, shortages in raw materials, insurrection, or labor disputes to which the delayed Party is not a party, means any unforeseen events beyond the prevented party’s reasonable control and cannot be prevented with reasonable care. However, any shortage of credit, capital or finance shall not be regarded as an event beyond a Party’s reasonable control. The Pledgeeffected by Force Majeure who claims for exemption from performing any obligations under this Agreement or under any Article herein shall notify the other party of such exemption promptly and advise him of the steps to be taken for completion of the performance.

11.2
The Pledgeeffected by Force Majeure shall not assume any liability under this Agreement. However, subject to the Pledgeeffected by Force Majeure having taken its reasonable and practicable efforts to perform this Agreement, the Party claiming for exemption of the liabilities may be exempted from performing such liability as delayed or prevented by Force Majeure. Once causes for such exemption of liabilities are rectified and remedied, both parties agree to resume performance of this Agreement with their best efforts.

12.	Applicable Law and Dispute Resolution

12.1	The execution, validity, performance and interpretation of this Agreement and dispute resolution shall be governed by and construed in accordance with the PRC law.

12.2
The parties shall strive to settle any dispute arising from the interpretation or performance through friendly consultation. In case no settlement can be reached through consultation, each party can submit such matter to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration. The arbitration shall follow the current rules of CIETAC, and the arbitration proceedings shall be conducted in Chinese and shall take place in Beijing. The arbitration award shall be final and binding upon the parties.

12.3	Each Party shall continue performance of this Agreement in good faith according to the stipulations herein except the matters in dispute.

13.	Notice

Any notice or correspondence given by the Pledgees stipulated hereunder, shall be in writing and shall be delivered in person or by registered or postage prepaid mail or recognized express service, or by facsimile transmission to the following addresses:

Pledgee:	Xinghe Yongle Carbon Co., Ltd.
Address:	No. 19, Xingxin Street, Houhe, Xinghe County, Wulanchabu, Inner Mongolia, PRC
Fax:	0474-7205048
Tel:	0474-7203867
Attention: Mr. Wei Aihu

Pledgors:

Mr. Jin Dengyong
Address:	No. 76, Xingxin Street, Houhe, Chengguan town, Xinghe County, Inner Mongolia, PRC
Fax:	0474-7209799
Tel:	13704746822

Mr. Du Benhua
Address:	No. 49, Limin alley, Chengguan town, Xinghe County, Wulanchabu, Inner Mongolia, PRC
Fax:	0474-7209799
Tel:	15848041646

Any notice by facsimile transmission or e-mail shall be effective only if the recipient acknowledges receipt.

14.	Appendices

The appendices to this Agreement are entire and integral part of this Agreement.

15.	Waiver

The Pledgee’s non-exercise or delay in exercise of any rights, remedies, power or privileges hereunder shall not be deemed as the waiver of such rights, remedies, power or privileges. Any single or partial exercise of the rights, remedies, power and privileges shall not exclude the Pledgee from exercising any other rights, remedies, power and privileges. The rights, remedies, power and privileges hereunder are accumulative and shall not exclude the application of any other rights, remedies, power and privileges stipulated by laws.

16.	Miscellaneous

16.1	Any amendments, modifications or supplements to this Agreement shall be in writing and take effect upon being signed and sealed by the parties hereto.

16.2
All parties confirm that this Agreement is fair and reasonable on the basis of equality and mutual benefits. In case any provision in this Agreement is determined to be illegal or unenforceable in accordance with the applicable laws, it shall be null and void within competent jurisdiction and all other provisions of this Agreement will remain effective.

16.3	This Agreement is written in Chinese and has 3 counterparts.

(No text on this page, Signature Page to Equity Pledge Agreement)

Pledgee: Xinghe Yongle Carbon Co., Ltd.
(Stamp)

Authorized Representative: /s/ Wu Aihu

Pledgors:

Mr. Jin Dengyong

Signature: /s/ Jin Dengyong

Mr. Du Benhua

Signature: /s/ Du Benhua

Appendices

1.	Name list of Xinghe Xingyong Carbon Co., Ltd’s shareholder

Jin DengYong	98%

Du Benhua	2%